UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 12, 2024

Citius Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

001-38174	27-3425913
(Commission File Number)	(IRS Employer Identification No.)

11 Commerce Drive, 1st Floor, Cranford, NJ	07016
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (908) 967-6677

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	CTXR	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously reported, on October 23, 2023, Citius Pharmaceuticals, Inc. (“Citius Pharma”) and Citius Oncology, Inc. (“SpinCo”), a wholly owned subsidiary of Citius Pharma, entered into an agreement and plan of merger and reorganization (the “Merger Agreement”) with TenX Keane Acquisition, a Cayman Islands exempted company (“TenX”), and TenX Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of TenX (“Merger Sub”).

On August 12, 2024, pursuant to the terms and conditions of the Merger Agreement, Merger Sub merged with and into SpinCo, with SpinCo surviving as a wholly owned subsidiary of TenX (the “Merger”). Prior to closing of the Merger (the “Closing”), TenX migrated to and domesticated as a Delaware corporation in accordance with Section 388 of the General Corporation Law of the State of Delaware and the Cayman Islands Companies Act (As Revised) (the “Domestication”). As part of the Domestication, TenX changed its name to “Citius Oncology, Inc.” (“Citius Oncology”). Immediately after the closing of the Merger, Citius Pharma owns approximately 92.6% of the outstanding shares of common stock of Citius Oncology.

Item 1.01 Entry into a Material Definitive Agreement.

Amended & Restated Shared Services Agreement

On August 12, 2024, in connection with the Closing and as contemplated by the Merger Agreement, Citius Pharma and Citius Oncology entered into an amended and restated shared services agreement (the “Shared Services Agreement”), which, among other things, governs certain management and scientific services that Citius Pharma provides Citius Oncology, and is similar to the agreement in place between Citius Pharma and Citius Oncology prior to the Closing of the Merger.

The foregoing description of the Shared Services Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Shared Services Agreement, a form of which is attached as Exhibit 10.1 hereto, and the terms of which are incorporated herein by reference.

Amended &Restated Registration Rights Agreement

On August 12, 2024, in connection with the Closing and as contemplated by the Merger Agreement, Citius Pharma, Citius Oncology and 10XYZ Holdings LP, a Delaware limited partnership and shareholder of TenX (the “Sponsor”) entered into the Amended and Restated Registration Rights Agreement (the “A&R Registration Rights Agreement”). Pursuant to the A&R Registration Rights Agreement, the holders of Registrable Securities (as such term is defined in the A&R Registration Rights Agreement) will be entitled to up to three demand registrations, which will require Citius Oncology to effect the registration of all Registrable Securities as requested by the Demanding Holders and Requesting Holders (as such terms are defined in the A&R Registration Rights Agreement) within 60 days of receipt of such demand registration. In addition, the holders of Registrable Securities have certain customary “piggyback” registration rights with respect to registration statements filed subsequent to the completion of the Merger. In addition, Citius Oncology agreed to use its commercially reasonable efforts to file a registration statement for the resale of any or all of an individual Demand Holder’s Registrable Securities, as requested in writing by such Demand Holder, within 120 days of the date of the A&R Registration Rights Agreement. An aggregate of 65,627,262 shares of Citius Oncology held by Citius Pharma are covered by the A&R Registration Rights Agreement.

Additionally, pursuant to the A&R Registration Rights Agreement, the Sponsor and Citius Pharma have restrictions on transferring shares of Citius Oncology (or any security convertible into, or exercisable or exchangeable for shares of Citius Oncology) beginning at Closing until the date that is six months after Closing; provided that the restrictions may be lifted early if (i) the price of the Citius Oncology shares equals or exceeds $12.00 per share for any 20 trading days within any 30-day trading period, or (ii) Citius Oncology completes a transaction that results in public shareholders having the right to exchange their Citius Oncology shares for cash, securities or other property.

The foregoing description of the A&R Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the A&R Registration Rights Agreement, a form of which is attached as Exhibit 10.2 hereto, and the terms of which are incorporated herein by reference.

Letter Agreement to the Merger Agreement

On August 12, 2024, in connection with the Closing, the parties to the Merger Agreement entered into a letter agreement waiving certain closing conditions of the Merger Agreement (the “Letter Agreement”). Certain closing conditions that were waived by the parties, pursuant to the Merger Agreement, include, but are not limited to: (i) Section 7.18(a) and 7.18(b), which (a) required Citius Pharma to transfer the LYMPHIRTM (denileukin diftitox) trademark to the Company prior to Close and (b) required Citius Pharma to send a letter notifying the FDA that all ownership rights of the BLA and IND will transfer from the Citius Pharma to Citius Oncology within five business days of Citius Pharma’s receipt of the Notice of Approval for LYMPHIR from the U.S. Food & Drug Administration, which transfers will instead occur within 60 days following the Closing, and (ii) Section 2.3(f), which waiver provided that the $10,000,000 in cash Citius Pharma contributed to the Company was to be comprised of $3,800,111 in working capital of Citius Oncology post-Closing, funding $6,199,889 of transaction expenses of the parties to the Merger Agreement, and $1,077,026 for the purchase of TenX rights prior to the Closing of the transaction (which converted into 422,353 shares of Citius Oncology common stock at Closing).

The foregoing description of the Letter Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Letter Agreement, a form of which is attached as Exhibit 10.3 hereto, and the terms of which are incorporated herein by reference.

Promissory Note between the Company and Citius Pharma

The information set forth in “Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant” below is incorporated into this Item 1.01 by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Following the Merger, on August 12, 2024, Citius Pharma made a capital contribution to Citius Oncology $3,800,111 for operating expenses and general working capital purposes, for which Citius Oncology issued a promissory note to Citius Pharma, dated August 16, 2024 (the (“Promissory Note”). The Promissory Note bears no interest and is repayable in full upon a financing of at least $10 million by Citius Oncology, per the terms of the Promissory Note.

The foregoing description of the Promissory Note does not purport to be complete and is qualified in its entirety by the terms and conditions of the Promissory Note, a form of which is attached as Exhibit 10.4 hereto, and the terms of which are incorporated herein by reference.

Item 8.01 Other Events.

On August 12, 2024, Citius Pharma issued a press release announcing the closing of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed herewith:

Exhibit No.	Description
10.1	Amended and Restated Shared Services Agreement, dated August 12, 2024, between Citius Pharmaceuticals, Inc. and Citius Oncology, Inc.

10.2	Amended and Restated Registration Rights Agreement, dated as of August 12, 2024 by and between Citius Oncology, Inc. and the signatories thereto.

10.3	Side Letter Agreement, dated August 12, 2024, by and by and among Citius Pharmaceuticals, Inc., Citius Oncology, Inc., TenX Keane Acquisition and TenX Merger Sub, Inc

10.4	Promissory note, dated August 16, 2024, issued to Citius Pharmaceuticals, Inc. by Citius Oncology, Inc.

99.1	Press Release dated August 12, 2024.

104	Cover Page Interactive Date File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIUS PHARMACEUTICALS, INC.

Date: August 16, 2024	/s/ Leonard Mazur
Leonard Mazur
Chairman and Chief Executive Officer

4